EX.99.906CERT
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the PNMAC Mortgage Opportunity Fund, LP, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the PNMAC Mortgage Opportunity Fund, LP for the period ended June 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the PNMAC Mortgage Opportunity Fund, LP for the stated period.

/s/ Stanford L. Kurland	/s/ Anne D. McCallion
Stanford L. Kurland CEO, PNMAC Mortgage Opportunity Fund, LP	Anne D. McCallion CFO, PNMAC Mortgage Opportunity Fund, LP

Dated: September 9, 2009

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by the PNMAC Mortgage Opportunity Fund, LP for purposes of Section 18 of the Securities Exchange Act of 1934.